Number CC                   CARDIOPULMONARY CORP.                 ______ Shares
COMMON STOCK

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

                                                               CUSIP 141908 10 3
THIS IS TO CERTIFY THAT


is the owner of

          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK,
                           $.01 PAR VALUE PER SHARE, OF

CARDIOPULMONARY CORP. transferable on the books of the Corporation by the registered holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation, as amended, and By-Laws, as amended, of the Corporation (copies of which are on file with the Transfer Agent) to all of which the holder of this certificate, by acceptance hereof, assents. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated:

/s/ N.  NICOLL SNOW                     /s/ JAMES W. BIONDI, M.D.
    -----------------------------           ------------------------------------
    Vice President and Secretary           Chairman and Chief Executive Officer

Countersigned and Registered:
                             THE FIRST NATIONAL BANK
                                    OF BOSTON

                                                    Transfer Agent and Registrar
By:

                                                            Authorized Officer



                                          [CARDIOPULMONARY CORP. CORPORATE SEAL]

                              CARDIOPULMONARY CORP.

     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A COPY OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF, WHICH THE CORPORATION IS AUTHORIZED TO ISSUE, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. ANY SUCH REQUEST MAY BE MADE TO THE CORPORATION OR THE TRANSFER AGENT.

                                  -------------

     KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN OR DESTROYED THE COMPANY WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.


     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

        TEN COM--as tenants in common
        TEN ENT--as tenants by the entireties
        JT TEN --as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT--____________ Custodian __________
                     (Cust)                 (Minor)
                     Under Uniform Gifts to Minors
                     Act _________________________
                                (State)

       Additional abbreviations may also be used though not in the above list.

For Value Received, _____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

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__________________________________________________________________________shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to trasfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated -------------------------

          NOTICE
THE SIGNATURE TO THIS                    X
ASSIGNMENT MUST CORRESPOND                -------------------------------------
WITH THE NAME AS WRITTEN                             (SIGNATURE)
UPON THE FACE OF THE
CERTIFICATE IN EVERY                     X
PARTICULAR, WITHOUT                       -------------------------------------
ALTERATION OR ENLARGEMENT                             (SIGNATURE)
OR ANY CHANGE WHATEVER.

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program) pursuant to S.E.C. Rule 17Ad-15.
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SIGNATURE(S) GUARANTEED:



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